UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2023

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey

(Address of principal executive offices)

07083

(Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBBYQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on April 23, 2023 (the “Petition Date”), Bed Bath and Beyond Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”).

On September 14, 2023, the Bankruptcy Court entered its order (the “Confirmation Order”) confirming the Second Amended Joint Chapter 11 Plan of Bed Bath & Beyond Inc. and Its Debtor Affiliates (the “Plan”). A copy of the confirmed Plan is filed as Exhibit 2.1 to this Form 8-K and incorporated by reference into this Item 1.03.

Summary of Plan

This summary is qualified in its entirety by referenced to the Plan, and capitalized terms used but not defined in the following summary shall have the meanings ascribed to them in the Plan. The Plan, as confirmed by the Court, contemplates, among other things, an orderly wind-down and liquidation of the Company Parties’ businesses and the vesting of the assets of the Company Parties’ bankruptcy estates with the Wind-Down Debtors.

In the Company’s most recent monthly operating reports filed with the Bankruptcy Court on August 21, 2023, the Company reported aggregated total assets of approximately $42.4 million and total liabilities of approximately $1,503.6 million as of July 31, 2023. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

The Company has no preferred shares issued or outstanding and has 782,005,210 shares of common stock issued and outstanding as of July 20, 2023. On the effective date of the Plan, all of these shares will be canceled, released, and extinguished and will be of no further force or effect pursuant to the Plan.

The Company anticipates that the Plan will become effective on or about September 30, 2023.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, including any projections, as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Confirmation Order of the U.S. Bankruptcy Court for the District of New Jersey, dated September 14, 2023.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2023

BED BATH & BEYOND INC.

By:	/s/ David M. Kastin
David M. Kastin
Executive Vice President, Chief Legal Officer & Corporate Secretary

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